Exhibit 99.2

INTERESTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE INTERESTS ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED HEREUNDER AND PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

DIONICS, INC.

CONVERTIBLE PROMISSORY NOTE

Westbury, New York

May 1, 2009                                                                                                                                                  $225,000.00

FOR VALUE RECEIVED, DIONICS, INC., a Delaware corporation (hereinafter called the “Company”), hereby promises to pay to the order of BERNARD L. KRAVITZ or his registered assigns (the “Holder”), the principal sum of Two Hundred Twenty-Five Thousand Dollars and No Cents ($225,000.00), on May 1, 2012 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof, at a rate of 5.0% per annum, due and payable quarterly in arrears, with the first such payment due on August 1, 2009.  Accrual of interest shall commence on May 1, 2009 and shall continue until payment in full of the unpaid principal balance and all interest hereunder has been made.  The issue date of this convertible promissory note (the “Note”) is May 1, 2009 (the “Issue Date”).

All payments due hereunder (to the extent not converted into common stock, $.01 par value per share, of the Company (the “Common Stock”), or other securities, in accordance with the terms hereof) shall be made in lawful money of the United States of America.  All payments shall be made at such address as the Holder shall hereafter give to the Company by written notice made in accordance with the provisions of this Note.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.  As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

This Note is delivered pursuant to the terms of a certain Agreement (the “Agreement”) dated as of the date hereof by and between the Company and the Holder, which agreement is incorporated herein by reference.

The following terms shall apply to this Note:

ARTICLE I.  CONVERSION

1.1

Conversion.  The Holder shall have the right from time to time, and at any time on or prior to the Maturity Date in respect of the remaining outstanding principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, or other securities of the Company, at the conversion price (the “Conversion Price”) of (i) $0.09 per share of Common Stock in the event a Notice of Conversion (as hereinafter defined) is submitted prior to May 1, 2010, (ii) $0.14 per share of Common Stock in the event a Notice of Conversion is submitted between May 1, 2010 and April 30, 2011, and (iii) $0.19 per share of Common Stock in the event a Notice of Conversion is submitted between May 1, 2011 and April 30, 2012.  The number of shares of Common Stock or other securities to be issued upon each conversion (a “Conversion”) of this Note shall be determined by dividing the principal amount of this Note or portion thereof as indicated in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), by the applicable Conversion Price then in effect on the date specified in the Notice of Conversion delivered to the Company by the Holder in accordance with Section 1.2 below; provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 5:00 p.m., New York, New York time on such conversion date (the “Notice of Conversion Date”).

1.2

Method of Conversion.

(a)

Mechanics of Conversion.  Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by: (i) submitting to the Company a Notice of Conversion; and (ii) subject to Section 1.2(b), surrendering this Note at the principal office of the Company.

(b)

Surrender of Note Upon Conversion.  Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted.  The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c)

Delivery of Common Stock or Other Securities Upon Conversion.  Upon receipt by the Company from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.2, the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock or other securities issuable upon such conversion as soon as reasonably practicable.

(d)

Obligation of Company to Deliver Common Stock or Other Securities.  Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock or other securities issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion.  If the Holder shall have given a Notice of Conversion as provided herein, the Company’s obligation to issue and deliver the certificates for Common Stock or other securities shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion.  The Notice of Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Company before 5:00 p.m., New York, New York time, on such date.

1.4

Authorized Shares.  The Company covenants that during the period the conversion right exists the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note.  The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  In addition, if the Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Note shall be convertible at the then current Conversion Price, the Company shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note.  The Company agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

1.5

Adjustment for Interest.  No adjustment or allowance shall be made for interest on the principal amount of this Note surrendered for conversion, except that upon conversion interest accrued but unpaid on the amount surrendered for conversion shall be paid in cash.

1.6

Fractional Shares.  No fractional shares shall be issued upon conversion of this Note.  In place of a fractional share, the Company shall pay the Holder an amount in cash equal to the fair market value of the fractional share.  The Company’s board of directors shall determine in its reasonable discretion the fair market value on the basis of the closing price of the Common Stock on the date of conversion if the Common Stock is then listed on an exchange or, if the Common Stock is not so listed or if there is no closing price on that date, on the basis of the mean of any other reported bid and asked prices on that date.

1.7

Concerning the Shares.  The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless:  (a) such shares are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); (b) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”).  Until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefor free of any transfer legend if: (a) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Securities Act and the shares are so sold or transferred; or (b) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144.

1.8

Effect of Certain Events.  If the Company:

(i)

pays a stock dividend or makes a distribution on its outstanding shares of Common Stock in shares of its Common Stock;

(ii)

subdivides its outstanding shares of Common Stock into a greater number of shares; or

(iii)

combines its outstanding shares of Common Stock into a smaller number of shares; then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that upon conversion the Holder  may receive the number of shares of capital stock of the Company which the Holder would have owned immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a stock dividend or distribution and immediately after the effective date in the case of a subdivision or combination.  If after an adjustment a Holder upon conversion may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Conversion Price between the classes of capital stock.  After such allocation, the conversion privilege and the Conversion Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this subsection.  No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price.  Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

1.9

Status as Shareholder.  Upon submission of a Notice of Conversion by a Holder, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 5:00 p.m., New York, New York time: (a) the shares covered thereby shall be deemed converted into shares of Common Stock or other securities and; (b) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock or other securities and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Note.

ARTICLE II.  PREPAYMENT

2.1

Prepayment.  The Company may, at its option, without premium or penalty, upon ten (10) days’ prior written notice to the Holder, repay the unpaid principal amount of this Note, at any time in whole or from time to time in part, together with interest accrued thereon to the date of prepayment.  Any such prepayment shall be applied first to the payment of accrued interest and then to repayment of principal.  Upon any partial prepayment of the unpaid principal amount of this Note, the Holder shall make notation on this Note of the portion of the principal so prepaid. No notice of prepayment shall in any way prohibit the Holder from converting this Note pursuant to Article I.

ARTICLE III.  EVENTS OF DEFAULT

The occurrence of one or more of the following described events is an “Event of Default”:

3.1

Default under Bond, Debenture, etc.  A default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Subsidiary (as hereinafter defined) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary, which default shall constitute a failure to pay any portion of interest or principal when due after any applicable grace period or shall have resulted in such indebtedness becoming or being declared due and payable without such indebtedness having been discharged or such acceleration having been rescinded or annulled, provided, that, the aggregate indebtedness in default under this clause (a) is in excess of $100,000. For purposes of this Note, “Subsidiary” means any entity of which at least a majority of capital stock (or equivalent) having ordinary voting power in the election of directors or other governing body of such entity is owned by the Company directly or indirectly through one or more subsidiaries;

3.2

Judgment.  A final judgment or final judgments for the payment of money are entered by a court of competent jurisdiction against the Company or any Subsidiary which remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) or 30 days after the date on which the right to appeal has expired, provided, that, the aggregate of all such judgments exceeds $100,000;

3.3

Bankruptcy.  The Company or any significant Subsidiary shall file a petition under any bankruptcy, insolvency or similar law, or make an assignment for the benefit of its creditors, or shall consent to or acquiesce in the appointment of a receiver for all or a substantial part of its property; or a petition under any bankruptcy, insolvency or similar law, or for the appointment of a receiver with respect to all or a substantial part of the Company’s or any significant Subsidiary’s property, shall be filed against the Company or any significant Subsidiary and remain undismissed for at least  60  days.

3.4

Consequences of Event of Default.  If an Event of Default occurs, the Holder may, by written notice to the Company, declare  the Note immediately due and payable and all other amounts payable hereunder shall immediately become due and payable, all without further demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

ARTICLE IV.  OTHER ACCELERATION PROVISIONS

4.1

Other Acceleration Provisions.  Upon the happening of any of the following events, the Holder of this Note may, by written notice to the Company, declare all sums hereunder immediately due and payable and, upon such a declaration, the maturity of this Note shall accelerate and it shall become due and payable: (i) a dissolution of the Company; or (ii) a “Change of Control”.

“Change of Control” shall be deemed to have occurred if, at any time (i) any Person (as hereinafter defined) or any Persons acting together that would constitute a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision thereto, shall acquire beneficial ownership (within the meaning of Rule 13d-3 under the Exchane Act, or any successor provision thereto) in a single transaction or a series of related transactions, of more than 50% of the aggregate voting power of the Company; (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction; or (iii) the Company sells or transfers its assets, as an entirety or substantially as an entirety, to another Person.

“Person” shall means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

ARTICLE V.  MISCELLANEOUS

5.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2

Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include facsimile transmission) or sent by overnight courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail.  For the purposes hereof, the address of the Holder shall be as shown on the records of the Company; and the address of the Company shall be 65 Rushmore Street, Westbury, New York 11590, facsimile number: (516) 997-7479.  Both the Holder and the Company may change the address for service by delivery of written notice to the other as herein provided.

5.3

Amendments.  This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4

Assignability.  This Note shall be binding upon the Company and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.

5.5

Governing Law.  THIS NOTE SHALL BE DEEMED TO BE MADE IN, GOVERNED BY AND INTERPRETED UNDER AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE PLACE OF DOMICILE OR RESIDENCE OF EITHER PARTY.  FOR PURPOSES OF ANY PROCEEDING INVOLVING THIS NOTE OR ANY OF THE OBLIGATIONS OF THE COMPANY, THE COMPANY HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES HAVING JURISDICTION IN THE STATE OF NEW YORK, AND AGREES NOT TO RAISE AND WAIVES ANY OBJECTION TO OR DEFENSE BASED UPON THE VENUE OF ANY SUCH COURT OR BASED UPON FORUM NON CONVENIENS.  THE COMPANY AGREES NOT TO BRING ANY ACTION OR OTHER PROCEEDING WITH RESPECT TO THIS NOTE OR WITH RESPECT TO ANY OF ITS OBLIGATIONS HEREUNDER IN ANY OTHER COURT UNLESS SUCH COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DETERMINE THAT THEY DO NOT HAVE JURISDICTION IN THE MATTER.

5.6

Denominations.  At the request of the Holder, upon surrender of this Note, the Company shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as the Holder shall reasonably request.

5.7

Notice of Corporate Events.  Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock.  In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

5.8

Remedies.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its duly authorized officer as of the 1st day of May, 2009.

DIONICS, INC.

By:

/s/ Bernard L. Kravitz

Name:

Bernard L. Kravitz

Title:

President

EXHIBIT A

NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.01 per share (“Common Stock”), or other applicable securities, of Dionics, Inc., a Delaware corporation (the “Company”) according to the conditions of the Convertible Promissory Note of the Company dated as of May 1, 2009 (the “Note”), as of the date written below.  If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates.  No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.  A copy of the Note is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Date of Notice of Conversion:
Applicable Conversion Price:
Number of Shares of Common Stock or Other Securities to be Issued
Pursuant to Conversion of the Note:
Signature:
Name:
Address:

Soc. Sec. No.:

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